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                                                                   Exhibit 10.24


                          EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                                WATERLINK, INC.

         1. PURPOSE OF THE PLAN. This Employee Stock Purchase Plan of Waterlink, Inc. adopted on this 23rd day of May, 1997, is intended to encourage eligible employees of the Company and its current and/or future Subsidiaries, who are designated by the Committee, as defined herein, to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future. It is the Company's intention that this Employee Stock Purchase Plan qualify as an "employee stock purchase Plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS. When used herein, the following terms shall have the meanings set forth below:

            2.1 "Account" means the account maintained for an Employee who elects to participate in any offering of Shares made under the Plan for the purpose of recording the amounts withheld from his Annual Compensation pursuant to Section 9 of the Plan.

            2.2 "Annual Compensation" means an amount equal to the sum of (i) the annual base rate of pay of an Employee as determined from the payroll records of the Company on the first day of the Subscription Period of an offering of Shares made pursuant to the Plan, and (ii) the amount paid to the Employee by the Company or any of its Subsidiaries under any incentive compensation plan or bonus plan during the twelve (12) month period immediately preceding the first day of the Subscription Period of an offering of Shares made pursuant to the Plan.

            2.3 "Board" means the Board of Directors of Waterlink Inc.

            2.4 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.



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            2.5 "Committee" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Rule 16b-3 and in the Plan.

            2.6 "Company" means Waterlink, Inc.

            2.7 "Employees" means persons employed by the Company or any of its current or future Subsidiaries designated by the Committee on the first day of the Subscription Period of any offering of Shares made pursuant to the Plan; provided, however, that no person shall be considered an Employee unless he (i) is normally employed by the Company or any of its Subsidiaries for more than twenty (20) hours per week and more than five
     (5) months in a calendar year and (ii) has been employed by the Company or any of its Subsidiaries for at least six (6) months as of the first day of the Subscription Period of any such offering.

            2.8 "Fair Market Value means, with respect to the Shares, (a) if the Common Stock is listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price of the Shares on the last business day prior to the date the value is to be determined as reported on such exchange; (b) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the Common Stock on the last business day prior to the date the value is to be determined as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is not reporting such information; (c) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the Common Stock on the last business day prior to the date the value is to be determined as quoted by a market maker in the Common Stock (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Fair Market Value"); or (d) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ and there is no market maker in the Common Stock, the fair market value of the Shares as determined by the Committee in good faith.

            2.9 "Option" means the right granted to an Employee to purchase Shares pursuant to an offering made under the Plan and pursuant to such Employee's election to purchase Shares in such offering, at a price, and subject to such limitations and restrictions as the Plan and the Committee may impose.

            2.10 "Parent" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if each of the

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     corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.11 "Plan" means the Company's Employee Stock Purchase Plan.

            2.12 "Purchase Period" means the number of calendar months during which installment payments for Shares purchased pursuant to options granted under the Plan shall be made.

            2.13 "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

            2.14 "Shares" means shares of the Company's $.001 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under the Plan pertain to any other security, such other security.

            2.15 "Subscription Period" means that period of time prescribed in any offering of Shares made pursuant to the Plan beginning on the first day Employees may elect to participate in such offering and ending on the last day such elections to participate are authorized to be received and accepted.

            2.16 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.17 "Successor" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Employee.

         3. STOCK SUBJECT TO THE PLAN. There will be reserved for issuance, upon the exercise of Options to be granted from time to time pursuant to offerings made under the Plan, an aggregate of 500,000 Shares. The Shares subject to Options may be, in whole or in part, as the Committee shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. The number of Shares reserved under the Plan may be issued pursuant to the exercise of Options granted pursuant to one or more offerings made under the Plan. Any Shares subject to issuance upon exercise of options but which are not issued because of

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a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

         4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested persons as defined in Rule 16b-3. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine when Offerings shall be made under the Plan, the number of Shares to be made available in any such offering, the length of the Subscription Period and Purchase Period of any such offering (provided, however, that in no event shall the Subscription Period and the Purchase Period of any offering together exceed twenty-seven (27) months) and such other terms and conditions not inconsistent with the Plan as may be necessary or appropriate; to interpret the Plan; and to prescribe, amend and rescind rules and regulations relating to the Plan; and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of any action taken in writing. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his service on the Committee.

         5. ELIGIBILITY TO PARTICIPATE IN OFFERINGS. All Employees shall be eligible to participate in, and shall receive timely notice of, any offering of Shares made under the Plan; provided, however, that the Committee may exclude all, but not less than all, of the Employees of any specified Subsidiary from any offering made under the Plan; and provided further, however, that the Committee may determine that any offering of Shares made under the Plan will not be extended to highly compensated Employees (within the meaning of Section 414(q) of the Code). Notice of any offering of Shares pursuant to the Plan shall specify the Subscription Period and the Purchase Period of such offering and shall be accompanied by a written form on which an Employee may elect to participate in such offering. In order to participate in any offering of Shares made pursuant to the Plan, an Employee must sign an election to participate in such offering on the form provided by the Company for such purpose stating the Employee's desire to purchase Shares under the Plan and showing the amount which the Employee elects to have withheld from his pay for each payroll period during the Purchase Period. The election to participate in any such offering must be delivered on or before the last day of the Subscription Period to the Chief Financial Officer of the Company.

         6. GRANT OF OPTIONS. Subject to the limitations set forth in Section 7 of the Plan, each Employee who elects during the Subscription Period of any offering made under the Plan to purchase Shares in such offering shall automatically be granted an Option to purchase a fixed maximum number of Shares determined by the following procedure:

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            Step 1 -- Determine the aggregate amount which will be withheld
     (based on the Employee's election form) from the Employees pay during the Purchase Period;

            Step 2 -- Divide the amount determined in Step 1 by the exercise price of the Option and round down the quotient to the nearest whole number. This figure shall be the fixed maximum number of Shares for which the Employee my be granted an Option to purchase.

         The date on which the Option is granted to each participating Employee shall be the first day of the Purchase Period of such offering. Notice that an Option has been granted shall be given to each participating Employee and shall show the maximum number of Shares subject to the Option and the amount to be withheld from his pay for each payroll period during the Purchase Period of such offering.

         In the event the total maximum number of Shares resulting from all elections to purchase under any offering of Shares made under the Plan exceeds the number of Shares offered, the Company reserves the right to reduce the maximum number of Shares which Employees may purchase pursuant to their elections to purchase, to allot the Shares available in such manner as it shall determine, but generally pro rata to subscriptions received, and to grant Options to purchase only for such reduced number of Shares.

         In the event an Employee's election to purchase Shares pursuant to an offering made under the Plan is canceled, in whole or in part, pursuant to the provisions of the Plan, a proportionate portion of the Option granted to such Employee shall automatically terminate.

         7. LIMITATIONS OF NUMBER OF SHARES WHICH MAY BE PURCHASED. The following limitations shall apply with respect to the number of Shares which may be purchased by each Employee who elects to participate in an offering made under the Plan:

            (a) No Employee may purchase, or elect to purchase, Shares during any one Offering pursuant to the Plan for an aggregate purchase price in excess of the lesser of (i) the percentage of the Annual Compensation applicable to such offering as determined by the Committee, or (ii) twenty percent (20%) of his Annual Compensation (in each event, which amount shall be prorated in the event the Purchase Period is less, or more, than twelve (12) months).

            (b) No Employee shall be granted an Option to purchase Shares under the Plan if such Employee immediately after such Option is granted, owns stock, within the meaning of Section 424(d) of the Code, and including stock subject to purchase under any outstanding options, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or, if applicable, any Subsidiary or, if applicable, a Parent.

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            (c) No Employee shall be granted an Option to purchase Shares which permits his right to purchase stock under the Plan and all other employee stock purchase plans of the Company and, if applicable, a Subsidiary, and, if applicable, a Parent, to accrue (as determined under Section 423(b)(8) of the Code) at a rate which exceeds twenty-five thousand dollars
     ($25,000) of the Fair Market value of such stock (determined on the date the option to purchase is granted) for each calendar year in which such Option is outstanding at any time.

         An Employee may elect to purchase less than the number of Shares which he a entitled to elect to purchase.

         8. EXERCISE PRICE. The per Share exercise price for Shares subject to purchase under Options granted pursuant to an offering made under the Plan shall be eighty-five percent (85%) of the Fair Market Value of the Shares on the first day of the Purchase Period of such offering, unless the Committee, in its discretion, determines that the per Share exercise price applicable to such offering will be greater than eighty-five percent (85%), but not more than one hundred percent (100%), of the Fair Market Value of the Shares on the first day of the Purchase Period of such offering.

         9. METHOD OF PAYMENT. Payment of the exercise price of any Option granted pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment. Each Employee electing to participate in an offering of Shares made under the Plan shall authorize the Company to withhold a designated amount from his regular weekly, biweekly, semimonthly or monthly pay for each payroll period during the Purchase Period. All such payroll deductions made for an Employee shall be credited to his Account. No interest shall accrue on the amounts credited to an Employee's Account pursuant to this Section 9.

         10. EXERCISE OF OPTIONS. As of the close of business on the last business day of the Purchase Period of any offering of Shares made under the Plan, each outstanding Option shall automatically be exercised. Upon the exercise of an option, the aggregate amount of the payroll deductions credited to the Account of each Employee as of that date will automatically be applied to the exercise price for the purchase of that number of Shares, rounded to the nearest whole share, equal to the Account balance divided by the exercise price, not to exceed the maximum number of shares issuable under the Option. A certificate representing the Shares so purchased shall be delivered to the Employee or the Employee's Successor as soon as reasonably practicable after the exercise of the Option. The remainder of the Account balance not applied to purchase Shares shall be paid in cash to the Employee or the Employee's Successor as soon as reasonably practicable after the exercise of the Option.

         11. RIGHTS AS STOCKHOLDER. An Employee will become a stockholder of the Company with respect to Shares for which payment has been completed at the close of business on the last business day of the Purchase Period. An Employee will have no rights as a stockholder with

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respect to Shares under an election to purchase Shares until he has become a stockholder as provided above.

         12. CANCELLATION OF ELECTION TO PURCHASE. An Employee who has elected to purchase Shares during the Subscription Period of any offering made under the Plan may cancel his election in its entirety or may partially cancel his election by reducing the amount which he has authorized the Company to withhold from his pay for each payroll period during the Purchase Period. Any such full or partial cancellation shall be effective upon the delivery by the Employee of written notice of cancellation to the Chief Financial Officer of the Company. Such notice of cancellation must be so delivered before the close of business on the last business day of the Purchase Period. If an Employee partially cancels his original election by reducing the amount authorized to be withheld from his pay, he shall continue to make installment payments at the reduced rate for the remainder of the Purchase Period. Only one partial cancellation may be made during a Purchase Period.

An Employee's rights upon the full or partial cancellation of his election to purchase Shares shall be limited to the following:

            (a) He may receive in cash, as soon as practicable after delivery of the notice of cancellation the amount then credited to his Account, except that, in the case of a partial cancellation, he must retain in his Account an amount equal to the amount of his new payroll deduction times the number of payroll periods in the Purchase Period through the date of cancellation, or

            (b) He may have the amount credited to his Account at the time the cancellation becomes effective applied to the purchase of the number of Shares such amount will then purchase.

If option (b) is elected, installment payments must be continued for the month in which the notice of cancellation is given. The cancellation and purchase of Shares will become effective at the close of business on the last business day of the Purchase Period.

         13. LEAVE OF ABSENCE OR LAYOFF. An Employee purchasing Shares under the Plan who is granted a leave of absence (including a military leave) or is laid off during the Purchase Period may at that time (on a form provided by the Company) elect one of the following:

            (a) He may suspend payments during the leave of absence, or, in the case of a layoff, he may suspend payments for not more than ninety (90) days, but not in either case beyond the last month of the Purchase Period, or

            (b) He may make his installment payments in cash but not, in case of leave of absence, for longer than his leave nor more than ninety (90) days in case of a layoff, and in any event no later than the end of the Purchase Period.

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If option (a) is elected, the Employee at the end of the suspension period must make up the deficiency in his Account either by immediate lump sum payment or with increased installment payments so that payment for the maximum number of Shares covered by his Option will be completed in the last month of the Purchase Period. If the Employee elects to make increased installment payments, he may, nevertheless, at any time before the end of the Purchase Period make up his remaining deficiency by a lump sum payment.

If an Employee who has elected either of optional (a) or (b) does not return to active service upon the expiration of his leave of absence or within ninety
(90) days from the date of his layoff, his election to purchase shall be deemed to have been canceled at that time, and the Employee's only right will be to receive in cash the amount credited to his Account.

         14. EFFECT OF FAILURE TO MAKE PAYMENTS WHEN DUE. If in any payroll period for any reason not set forth in Section 13, an Employee who has filed an election to purchase Shares under the Plan has no pay, or his pay is insufficient (after other authorized deductions) in any payroll period to permit deduction of his installment payment, such payment may be made in cash at the time. If not so made, the Company shall have the right, as set forth below, to treat such failure as a cancellation of the Employee's election to purchase Shares. If the Company does not treat such failure as a cancellation of the Employee's election to purchase Shares, the Employee, when his pay is again sufficient to permit the resumption of installment payments, must pay in cash the amount of the deficiency in his Account or arrange for uniformly increased installment payments so that payment for the maximum number of Shares covered by his Option will be completed in the last month of the Purchase Period. If the Employee elects to make increased installment payments, he may, nevertheless, at any time prior to the end of the Purchase Period make up the remaining deficiency by a lump sum payment.

Subject to the above and other provisions of the Plan permitting postponement, the Company may treat the failure by an Employee to make any payment as a cancellation of his election to purchase Shares. Such cancellation will be affected by mailing notice to him at his last known business or home address. Upon such mailing, the Employee's only right will be to receive in cash the amount credited to his Account.

         15. RETIREMENT. If an Employee who retires in a manner entitling him to early, normal or late retirement benefits under the provisions of any retirement plan of the Company or a Subsidiary in which the Employee participates (or if no such plan then exists, at or after age sixty-five (65)) has an election to purchase Shares in effect at the time of his retirement, he may, within three (3) months after the date of his retirement (but in no event later than the end of the Purchase Period), by delivering written notice to the Chief Financial Officer of the Company, elect to:

            (a) Complete the remaining installment payments in cash,

            (b) Make a lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

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            (c) Cancel his election to purchase Shares in accordance with the provisions of Section 12.

If no such notice is given within such period, the election will be deemed canceled as of the date of retirement and the only right of the Employee will be to receive in cash the amount credited to his Account.

         16. DEATH. If an Employee, including a retired Employee, dies and has an election to purchase Shares in effect at the time of his death, the Employee's Successor may, within three (3) months from the date of death (but in no event later than the end of the Purchase Period), by delivering written notice to the Chief Financial Officer of the Company, elect to:

            (a) Complete the remaining installment payments in cash,

            (b) Make a Lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

            (c) Cancel the election to purchase Shares in accordance with the provisions of Section 12.

If no such notice is given within such period, the election will be deemed canceled as of the date of death, and the only right of such Successor will be to receive in cash the amount credited to the Employee's Account.

         17. TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT OR DEATH. If an Employee's employment is terminated for any reason other than retirement or death prior to the end of the Purchase Period, his election to purchase shall thereupon be deemed canceled as of the date on which his employment terminated. In such an event, no further payments under such election will be permitted, and the Employee's only right will be to receive in cash the amount credited to his Account.

         18. NONTRANSFERABILITY OF OPTIONS. An Option, or an Employee's right to any amounts held for his Account under the Plan, shall not be transferable, other than (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder or in the event of death, the holder's Successor or (b) if permitted pursuant to the Code and the Regulations thereunder without affecting the Option's qualification under Section 423 of the Code, pursuant to a qualified domestic relations order.

         19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends (as defined in Treasury Regulation Section 1.162-27(e)(2)(iii)(C)) being declared with respect to the Shares, or

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similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee to prevent expansion or dilution of such Options. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option.

         20. UNUSUAL CORPORATE EVENT. Notwithstanding anything to the contrary, in the case of an unusual corporate event such as a liquidation, merger, reorganization (other than a reorganization defined in Code Section 368(a)(1)(F)), or other business combination, acquisition or change in control of the Company through a tender offer or otherwise, the Committee may, in its sole discretion, elect to terminate the Purchase Period of any offering then in effect as of the last day of the month during which the unusual corporate event occurs. In the event of any such termination, an option holder shall have the right, commencing at least five (5) days prior to such unusual corporate event, to either make a lump sum payment in the amount equal to the remaining installment payments to be made pursuant to his election to purchase Shares, or to cancel his election to purchase Shares in the manner set forth in Section 12.

         21. TAXES. The Employee, or his Successor, shall promptly notify the Company of any disposition of Shares acquired pursuant to the exercise of an Option under the Plan and the Company shall have the right to deduct any taxes required by Law to be withheld as a result of such disposition from any amounts otherwise payable then or at any time thereafter to the Employee. The Company shall also have the right to require an Employee, or a Successor, entitled to receive Shares pursuant to the exercise of an Option to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to the Shares before the certificate for such Shares is delivered pursuant to the Option.

         22. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Option shall not be granted under the Plan after that date although the terms of any Options may be amended at any date prior to the end of its term in accordance with the Plan. Any Options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

         23. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 423 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option theretofore granted under the Plan.

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         24. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for
Shares pursuant to the exercise of an Option may be postponed by the Company for such period as may be required for it to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require an Employee to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant to the exercise of an Option.

         25. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         26. NO CONTRACT OF EMPLOYMENT. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Employee.

         27. EFFECTIVENESS OF THE PLAN. The Plan shall become effective on the date specified by the Board. Following approval by the Board, the Plan shall be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of the shares represented at a meeting duly held in accordance with Delaware Law within twelve (12) months after being approved by the Board, the Plan and all Options granted under it shall be void and of no force and effect.

         28. OTHER PROVISIONS. As used in the Plan, and in other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

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               INSTRUCTIONS TO STOCK PURCHASE ELECTION AGREEMENT

1. Carefully read the Summary Plan Description of the Waterlink, Inc. Employee Stock Purchase Plan as well as these instructions.

2. Indicate the amount to be deducted from your net pay during each of the [ ] payroll periods during the Purchase Period. The Purchase Period for the 1997/1998 offering under the Plan commences on the date of the Company's initial public offering and ends on [ ], 1998. You will receive a notice indicating the stock price and the maximum number of shares which you can purchase under the Plan after you have returned the completed Stock Purchase Election Agreement. The purchase price will be 85% of the fair market value of the Company's Common Stock on the first day of the Purchase Period.

     Payroll deductions will commence with the first payroll after the Company's initial public offering.

     The aggregate amount to be deducted from your net pay during the Purchase Period may not exceed 20% of your annual compensation. Annual compensation with respect to the offering under the Plan is defined as the sum of (i) your annual base rate of pay for the one year period commencing on the date of the Company's initial public offering and (ii) the amount of any bonus received during the one year period commencing on the date of the Company's initial public offering.

3. Complete the employee information section of the form. Please print the requested information. Be sure to include your complete home address (including zip code) as correspondence regarding the Plan will be sent to your home.

4. Complete the beneficiary information section. Please include the full name of your designated beneficiary and indicate that person's relationship to you.

5.       Sign and date the form.

6. Return the completed Stock Purchase Election Agreement to [ ]. In order to participate in the offering, the completed form must be returned by Friday, [ ], 1997.

     Attached is a summary of answers to common questions which employees have asked regarding the Employee Stock Purchase Plan. If you have any additional questions or require further information, please contact your Benefits Administrator.

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


                EMPLOYEE STOCK PURCHASE PLAN OF WATERLINK, INC.

                    STOCK PURCHASE ELECTION FORM - 1997/1998

Please check one of the following boxes, sign this form and return it to [ ].

         I do not wish to participate in this offering
     _ (if you do not wish to participate simply sign this form on the line at the bottom and return it to the designated person for your division)

     _   I elect to participate in this offering
         (if you elect to participate in the offering please fill in the information requested below, sign this form and return it to the designated person for your division)

The undersigned employee of Waterlink, Inc. or one of its subsidiaries (the "Company") elects to participate in the Company's 1997/1998 offering under its Employee Stock Purchase Plan commencing on the date of the Company's initial public offering through [the first anniversary thereof] (the "Purchase Period"). The undersigned employee authorizes the Company to deduct the following amount from his or her net pay during each of the 26 bi-weekly payroll periods within the Purchase Period.

                       Bi-Weekly Deduction $____________

I understand that my purchase of Common Stock of the Company is subject to the terms and conditions of the Plan and I acknowledge receipt of a summary of the Plan and a copy of the Company's recent annual and quarterly periodic reports. I understand that the shares to be purchased by me pursuant to the Plan will be purchased at a 15% discount off of the market price on the first day of the Purchase Period and that I will be notified of such price after that date.

Employee Information (please print)

Name______________________________________
Social Sec. Number________________________
Home Address______________________________

Division__________________________________

Beneficiary Information (Please print)

Name______________________________________
Social Sec. Number________________________
Home Address______________________________

Relationship to Employee__________________


________________________________________________          ______________________
            Employee's Signature                                   Date

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